Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
(18) Income Taxes
Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year ended December 31,
	2023	2022
United States	$2,215	$7,784
Non-U.S.	(696)	(3,843)

Income before provision for income taxes and non-controlling interest	$1,519	$3,941

Significant components of the provision (benefit) for income taxes for the years ended December 31 are as follows:

	Year Ended December 31,
	2023	2022
Current:
Federal	$959	$—
State	380	647
Foreign	—	—

Total current provision for income taxes	1,339	647
Deferred:
Federal	(800)	—
State	(121)	26
Foreign	(369)	(278)

Total deferred provision for income taxes	(1,290)	(252)

Total provision for income taxes	$49	$395

Deferred income taxes and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A reconciliation of the income tax expense (benefit) at the statutory federal income tax rates as reflected in financial statements is as follows:

	Year Ended December 31,
	2023	2022
Federal income tax (benefit) at statutory rate	21.00%	21.00%
State taxes, net of federal benefit	(37.21)%	9.88%
Permanent differences	5.27%	12.30%
Transaction expenses	106.43%	—
Stock excise tax	22.08%	—
PIPE adjustment	190.66%	—
Shaolin fees	12.38%	—
R&D credits	(1.65)%	—
Change in valuation allowance	329.50%	4.53%
Foreign rate differential	(2.52)%	4.90%
Return to provision	(6.48)%	(1.53)%
Stock compensation	7.65%	—
Non-controlling interest	(417.17)%	(45.74)%
Partnership outside basis adjustments	(229.62)%	—
Global intangible low taxed income	5.35%	—
Other	(2.45)%	4.31%

Effective tax rate	3.22%	9.65%

In 2023, the effective tax rate differs from the statutory U.S. federal rate of 21.0% primarily due to the income or loss not being taxed due to the income and loss flowing through to its partners
(non-controlling
interest), and differences related to the foreign operations, transaction expenses, the PIPE adjustment, posting of the outside partnership basis difference, state taxes, valuation allowance adjustments, and book-tax
adjustments relating to share-based compensation. In the 2022, the effective tax rate differs from the statutory U.S. federal rate of 21.0% primarily due to the income or loss not being taxed due to the income and loss flowing through to its partners
(non-controlling
interest), and permanent differences.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. Significant components of
the Company’s deferred tax assets (liabilities) consist of the following:

	Year Ended December 31,
	2023	2022
Deferred tax assets:
Foreign net operating loss carryforwards	$193	$122
Accrued expenses	906	—
Credits	37	—
Investment in partnership	5,169	—
Property and equipment	134	101
Start up costs	751	—
Deferred issuance costs	59	—
Cryptocurrency safeguarding liability	239	—
Foreign currency gains and losses	—	150
Other	65	31

Deferred tax assets before valuation allowance	7,553	404

Less: Valuation allowance	(5,169)	(225)

Deferred tax assets net of valuation allowance	$2,384	$179

Deferred tax liabilities:
Foreign currency gains and losses	$(171)	$—
Cryptocurrency safeguarding asset	(239)	—
Intangibles	(1,016)	(1,418)

Deferred tax liabilities	(1,426)	(1,418)

Total net deferred tax assets (liabilities)	$958	$(1,239)

As of December 31, 2023, the Company had Canada net operating loss carryforwards of $0.7 million, which will begin to expire in 2042, the Company also had capital loss carry forwards of $0.1 million which will carry forward indefinitely.
The Company’s largest change and deferred tax asset is the Company’s outside basis difference in its investment in BT HoldCo, arising in connection with the umbrella
C-corporation
structure undertaken as part of the Merger. Management of the Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax asset generated from its partnership interest in BT HoldCo. Management determined based on applicable accounting standards and the weight of all available evidence, it was not more-likely-than-not
(“MLTN”) that the Company will realize its deferred tax asset for the difference in tax basis in excess of the GAAP basis for its investment in BT HoldCo, as the Company will not realize until its investment is liquidated or sold. Consequently, the Company has established a valuation allowance of $5.2 million with respect to its deferred tax asset related to its investment in BT HoldCo. The Company’s change in valuation allowance from 2022 to 2023 was $5.2 million. The Company evaluated that the remaining deferred tax assets of $2.4 million will be recoverable due to significant taxable income at Bitcoin Depot, Inc.
The total liability for unrecognized income tax benefits was approximately $0.8 million as of December 31, 2023, of which included less than $0.1 million of penalties and interest. The Company recognizes interest accrued and penalties, if applicable, related to unrecognized tax benefits in income tax expense. The Company believes that it is reasonably possible a decrease of up to $0.8 million in unrecognized tax benefits, which will occur within the coming 12 months.
In accordance with the Company’s adoption of SAB 121, the Company recognized a deferred tax liability on the safeguarded asset and an offsetting deferred tax asset on the safeguarded liability. In the unlikely event of loss or theft to the safeguarded asset, the Company may be obligated to indemnify the customer for the loss, and could result in a change to the net deferred tax asset. As of December 31, 2023, the Company has not recognized any potential loss event and the SAB 121 deferred tax asset and liability are equal and offsetting.
The reconciliation below summarizes the Company’s unrecognized tax benefits for the respective periods. These amounts primarily relate to state taxes in Texas.

	Year Ended December 31,
	2023	2022
Unrecognized tax benefits beginning of year	$518	$—
Gross change for current year positions	—	—
Increases for prior period positions	327	518
Decrease for prior period positions	—	—
Decrease due to settlements and payments	—	—
Decrease due to statute limitations	—	—

Unrecognized tax benefits end of the year	$845	$518

The Company is subject to taxation in the United States and various states, and Canada. As of December 31, 2023, tax years for 2022 are subject to examination by the tax authorities. In the normal course of business, the Company is subject to examination by federal, state, and Canadian jurisdictions, where applicable. There are currently no pending tax examinations in the U.S. or Canada. The Company has not received notice of examination by any jurisdictions in the U.S. or Canada.
As of December 31, 2023, the Company has made no provision for foreign or domestic income taxes on the cumulative unremitted earnings of our foreign subsidiaries. The Company intends to permanently reinvest all foreign earnings and have no intention to repatriate foreign earnings for the foreseeable future.
Tax Receivable Agreement
Upon the completion of the Merger, Bitcoin Depot is party to the Tax Receivable Agreement (“TRA”). Under the terms of that agreement, Bitcoin Depot generally will be required to pay BT Assets 85% of the tax savings, if any, that Bitcoin Depot Inc. realizes, or in certain circumstances is deemed to realize, as a result of certain tax attributes that are created as part of and after the Merger. The payment of cash consideration to BT Assets in connection with the transaction will result in aggregate payments under the Tax Receivable Agreement of approximately $0.9 million as of December 31, 2023. This amount does not take into account any future exchanges of BT HoldCo Common Units by BT Assets pursuant to the BT HoldCo Amended and Restated Limited Liability Company Agreement. The future amounts payable, as well as the timing of any payments, under the Tax Receivable Agreement are dependent upon significant future events, including (but not limited to) the timing of the exchanges of BT HoldCo Common Units and surrender of a corresponding number of shares of Bitcoin Depot Class V common stock, the price of Bitcoin Depot Class A common stock at the time of each exchange, the extent to which such exchanges are taxable transactions, the depreciation and amortization periods that apply to any increase in tax basis resulting from such exchanges, the types of assets held by BT HoldCo, the amount and timing of taxable income Bitcoin Depot generates in the future, the U.S. federal income tax rate then applicable and the portion of Bitcoin Depot’s payments under the Tax Receivable Agreement that constitute imputed interest or give rise to depreciable or amortizable tax basis. The Company has recognized a Tax Receivable Agreement liability of $0.9 million on the Consolidated Balance Sheets as of December 31, 2023. Changes in this liability will be recognized in future periods through the Other (expense) income caption on the Consolidated Statements of Income (Loss) and Comprehensive Income (
Loss
).